Exhibit 10.42

ORDER FOR SUPPLIES OR SERVICES

PAGE OF PAGES
1 of 1

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

1. DATE OF ORDER: 12/27/2011
2. CONTRACT NO (If any): *
3. ORDER NO.: *
4. REQUISITION/REFERENCE NO.:
5. ISSUING OFFICE (Address correspondence to): General Service Administration,Federal Acquisition Service

6. SHIP TO:
a. NAME OF CONSIGNEE: *
b. STREET ADDRESS: 2200 Crystal Drive Suite 300
c. CITY: Arlington
d. STATE: VA
e. ZIP CODE: 22203
f. SHIP VIA:

7. TO:
a. NAME OF CONTRACTOR: TRX
b. COMPANY NAME: TRX, Inc.
c. STREET ADDRESS: 2970 Clairmont Rd. NE, Suite 300
d. CITY: Atlanta
e. STATE: GA
f. ZIP CODE: 30329

8. TYPE OF ORDER
☐ a. PURCHASE
REFERENCE YOUR:
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.
☒ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA:

10. REQUISITIONING OFFICE: General Services Administration, FAS

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
☐ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED ☐ e. HUBZone
☐ f. SERVICE-DISABLED VETERAN-OWNED ☐ g. WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM ☐ h. ECONOMICALLY DISADVANTAGED WOMEN-OWNED SMALL BUSINESS (EDWOSB)

12. F.O.B. POINT:

13. PLACE OF
a. INSPECTION:
b. ACCEPTANCE:

14. GOVERNMENT B/L NO.:

15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): 09/30/2012

16. DISCOUNT TERMS:

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
1	Task Order to *	1	1		0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	
					0	

SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:

17(h) TOT. (Cont. pages)

21. MAIL INVOICE TO:
a. NAME: GSA Finance Center (6BCP)Financial Operations & Disbursement Division
b. STREET ADDRESS (or P.O. Box): P.O Box 419279
c. CITY: Kansas City
d. STATE: MO
e. ZIP CODE: 64141

17(i) GRAND TOTAL: $ *

22. UNITED STATES OF AMERICA BY (Signature) [signature]

23. NAME (Typed): ERNESTO MARTINEZ
TITLE: CONTRACTING/ORDERING OFFICER

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION NOT USABLE

OPTIONAL FORM 347 (REV. 5/2011)
Prescribed by GSA/FAR 48 CFR 53.213(f)

* Confidential Treatment Requested

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFERROR TO COMPLETE BLOCKS 12, 17, [ILLEGIBLE], 24 & 30

1. REQUISITION NUMBER

2. CONTRACT NUMBER *

3. AWARD/EFFECTIVE DATE

1/21/2012

4. ORDER NUMBER

5. SOLICITATION NUMBER RFP No. *

6. SOLICITATION ISSUE DATE 10/25/11

7. FOR SOLICITATION INFORMATION CALL

a. NAME

*

b. TELEPHONE NUMBER

*

8. OFFER DUE DATE / LOCAL TIME 11/18/11 at 5:00 PM Eastern Time

9. ISSUED BY CODE

General Services Administration,

Federal Acquisition Service

Travel Acquisition Support Division

2200 Crystal Drive, Suite 300 Arlington, VA 22203

10. THIS ACQUISITION IS

[X] UNRESTRICTED

[ ] SET ASIDE % FOR

[ ] SMALL BUSINESS

[ ] SMALL DISADV BUSINESS

[ ] 8(A)

51C 7374 (Data Processing) SIZE STANDARD: $25 Million

(Updated threshold)

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED [X] SEE SCHEDULE

12. DISCOUNT TERMS

13a. THIS CONTRACT is Not RATED ORDER UNDER OPAS (15 CFR 700)

13b RATING

14. METHOD OF SOLICITATION

[] RFQ [] IFB [X] RFP

15. DELIVER TO

CODE

See schedule

16. ADMINISTERED BY

CODE

Same as Block 9

17a. CONTRACTOR

OFFEROR

TRX, Inc.

29 [ILLEGIBLE]0 Clairmont Rd, NE, Suite 300 Atlanta, GA 30329 Telephone (404)929-6100

FACILITY CODE

[ ] 17b CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY

CODE

GSA Finance Center [GBCP]

Financial Operations & Disbursement Division

P.O Box 419279

Kansas City, MO 64141

Telephone: *

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW IS CHECKED

19 ITEM NO.

20. SCHEDULE OF SUPPLIES/SERVICES

21. QUANTITY

22. UNIT

23. UNIT PRICE (S$)

24. AMOUNT (S$)

*

See Schedule of Prices

ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

[] 27a. SOLICITATION INCORPORATED BY REF. FAR 52.212-4, FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [X] ARE [ ] NOT ATTACHED.

[X] 27b. CONTRACT/PURCHASE ORDER INCORPORATES FAR 52.212-4 AND FAR 52.212-5 BY REFERENCE. ADDENDA

[ ] ARE [X] ARE NOT ATTACHED

[X] 28 CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN TWO (2) COPIES TO ISSUING OFFICE CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

[X] 29. AWARD OF CONTRACT: REFERENCE OFFER DATED 12/19/11 YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a SIGNATURE OF OFFEROR/CONTRACTOR 30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT) David Catheart. CFO 30c. DATE SIGNED 22 Dec 2011

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

31b NAME OF CONTRACTING OFFICER [TYPE OR PRINT]

Ernesto Martinez

31c DATE SIGNED

12/23/2011

Standard Form 1449 (Rev 3 2011)

Prescribed by GSA – FAR (48) 53.21

* Confidential Treatment Requested

SECTION A – GENERAL AWARD INFORMATION

A.1. FAR 52.216-1 TYPE OF CONTRACT (APR 1984)

This award is a Firm Fixed Price Indefinite Delivery/Indefinite Quantity (FFP/IDIQ) contract.

A.2. MINIMUM CONTRACT VALUE

The minimum revenue guaranteed amount for the base period will be equivalent to the first quarterly payment, the dollar amount which is * Optional periods of performance, if exercised, will contain * contract value.

A.3. MAXIMUM CONTRACT VALUE

The maximum amount of services the Government will order under this contract is *.

A.4 TASK ORDER MINIMUM

The minimum task order dollar value that the Contractor is obligated to accept is *.

A.5 TASK ORDER MAXIMUM

The maximum individual task order or task order modification dollar value that the Contractor is obligated to accept is *.

A.6. SUCCESSFUL PROPOSAL INCORPORATED BY REFERENCE

The Contractor’s proposal dated November 18, 2011 as amended December 16, 2011 is hereby incorporated by reference.

* Confidential Treatment Requested

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

The period of performance, including options is January 21, 2012 through January 20, 2013, with three 6-month options to renew as follows:

Option 1 – January 21, 2013 through July 20, 2013

Option 2 – July 21, 2013 through January 20, 2014

Option 3 – January 21, 2014 through July 20, 2014

B.1 BASE PERIOD – January 21, 2012 – January 20, 2013

Contract Line Item	Description	Estimated Quantity/ Frequency	Unit of Issue	Annual Total*
0001	*	*	*	*

0002	*	*	*	*
0003	*	*	*	*
0004	*	*	*	* *
0005	*	*	*	*
0006	*	*	*	*
*

*	* unit service rate to be billed *. The Government makes no guarantee regarding estimated quantities.

* Confidential Treatment Requested

B.2 OPTION PERIOD 1 – January 21, 2013 – July 20, 2013

Contract Line Item	Description	Estimated Quantity	Unit of Issue	Semi- Annual Total*
0020	*	*	*	*

0021	*	*	*	*
0022	*	*	*	*
0023	*	*	*	*
0024	*	*	*	*
0025	*	*	*	*
*

*	* unit service rate to be billed *. The Government makes no guarantee regarding estimated quantities.

* Confidential Treatment Requested

B.3 OPTION PERIOD 2 – July 21, 2013 – January 20, 2014

Contract Line Item	Description	Estimated Quantity	Unit of Issue	Semi Annual Total*
0040	*	*	*	*

0041	*	*	*	*
0042	*	*	*	*
0043	*	*	*	*
0044	*	*	*	*
0045	*	*	*	*
*

*	* unit service rate to be billed *. The Government makes no guarantee regarding estimated quantities.

* Confidential Treatment Requested

B.4 OPTION PERIOD 3 – January 21, 2014 – July 20, 2014

Contract Line Item	Description	Estimated Quantity	Unit of Issue	Semi- Annual Total*
0060	*	*	*	*

0061	*	*	*	*
0062	*	*	*	*
0063	*	*	*	*
0064	*	*	*	*
0065	*	*	*	*
*

*	* unit service rate to be billed *. The Government makes no guarantee regarding estimated quantities.

SECTION C – Terms and Conditions and Conveyance of Documents

This contract consists of the following documents:

1. Solicitation QMAD-MM-110001-N

2. Contractor’s clarification questions received on November 4, 2011

3. GSA answers to clarification questions issued on November 14, 2011

4. Contractor’s Technical Proposal dated November 19, 2011 as amended

5. Contractor’s Final Price Proposal Revision dated December 16, 2011

6. Letter from TRX dated December 12, 2011 assuring Financial Stability

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SECTION D – Point of Contacts and Responsibility

A GSA Contracting Officer or a representative will perform management of this contract. The Program Manager (or designee) shall be capable of providing all technical assistance and clarification required for the performance of this effort.

Title	Name	Telephone, Email Address
Program Manager	*	Phone: * Email: *
Contracting Officer (CO)	*	Phone: * Email: *
Contracting Officer’s Representative (COR)	*	Phone:* Email: *

SECTION E – Contract Administration Invoices

Invoices will be paid in accordance to Section 9 of Solicitation QMAD-MM-110001-N.

In order to mitigate deficiencies in services/reporting TRX and GSA will hold * reviews of invoices as well as * meetings to establish and measure the achievement of objectives with additional meetings as needed in order to ensure quality.

Remittance Address: The Government will pay TRX, upon * of invoices for services rendered. Payment is due * All payments will be remitted to the following address:

Receiving Financial Institution: Atlantic Capital Bank

*

*

Other Payments to:

TRX, Inc

2970 Clairmont Road NE, Ste. 300

Atlanta, Georgia 30329 USA

Contract Reference Numbers:

*

*

OTHER TERMS AND CONDITIONS APPLICABLE TO THIS CONTRACT

1.	For purposes of this contract, a transaction is hereby defined as *

* Confidential Treatment Requested